SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 and 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported):
                      December 18, 2002 (December 16, 2002)


                                  CRESTED CORP.
--------------------------------------------------------------------------------
              Exact Name of Registrant as Specified in its Charter)

             Colorado                     0-8773                84-0608126
---------------------------------     --------------     -----------------------
   (State or other jurisdiction         (Commission          (I.R.S. Employer
         of incorporation)               File No.)          Identification No.)


     Glen L. Larsen Building
     877 North 8th West
     Riverton, WY                                               82501
----------------------------------------------------     -----------------------
    (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (307) 856-9271


         Former fiscal year end May 31; new fiscal year end December 31.
               (Former Name, Former Address or Former Fiscal Year,
                          if Changed From Last Report)

ITEM 5.  OTHER EVENTS


     A. Election of Directors. At Registrant's shareholder meeting held on December 16, 2002, John L. Larsen, Daniel P. Svilar and Michael D. Zwickl were re-elected to the Board of Directors for term expiring at the next annual meeting and until their successors have been duly elected or appointed and qualified or until death, resignation or removal.


     B. Ratification of Auditors. The appointment of Grant Thornton LLP of Denver, CO by the Board of Directors was ratified by the shareholders to act as auditors of our financial statements for the fiscal year ending December 31, 2003.


ITEM 8.   Change in Fiscal Year.

     On December 16, 2002, Registrant's Board of Directors adopted a Resolution changing the fiscal year of the Registrant and its subsidiaries to December 31. Financial statements (audited) for the transition seven months ending December 31, 2002 will be filed on a Transitional Report on Form 10-K, following December 31, 2002.


Forward Looking Statements

     This Report on Form 8-K includes "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements other than statements of historical fact included in this Report, are forward-looking statements. In addition, whenever words like "expect," "anticipate" or "believe" are used, we are making forward-looking statements.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CRESTED CORP.


Dated: December 18, 2002                    By:    /s/   Daniel P.  Svilar
                                                 -------------------------------
                                                 DANIEL P. SVILAR, Secretary





                                        2